UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2018

COLONY CAPITAL, INC. (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 282-8820
Colony NorthStar, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2018, Colony NorthStar, Inc., a Maryland corporation (the "Company"), filed Articles of Amendment to its charter (the "Articles of Amendment") with the State Department of Assessments and Taxation of Maryland, to change its name to "Colony Capital, Inc.", as previously announced. The Articles of Amendment became effective as of 12:01 a.m. Eastern Time on June 25, 2018. In addition, the Company amended and restated its bylaws (the “Amended and Restated Bylaws”), effective June 25, 2018, solely to reflect the name change.

In connection with the name change, effective on June 25, 2018, the Company's trading symbols on the New York Stock Exchange changed from "CLNS" to "CLNY" for shares of the Company's Class A common stock, and from "CLNS PR B", "CLNS PR E", "CLNS PR G", "CLNS PR H", "CLNS PR I" and "CLNS PR J" to "CLNY PR B", " CLNY PR E", "CLNY PR G", "CLNY PR H", "CLNY PR I" and "CLNY PR J", respectively, for shares of the Company's 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock (the “Series B Preferred Stock”), 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock (the “Series E Preferred Stock”), 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock (the “Series G Preferred Stock”), 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock (the “Series H Preferred Stock”), 7.15% Series I Cumulative Redeemable Perpetual Preferred Stock (the “Series I Preferred Stock”) and 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock (the “Series J Preferred Stock”), respectively. The new CUSIP number for the Company's Class A common stock is 19626G 108 and the new CUSIP number for the Series B Preferred Stock, Series E Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock is 19626G 207, 19626G 306, 19626G 405,19626G 702, 19626G 603 and 19626G 504, respectively. The Company’s outstanding shares of 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock will continue to trade under the symbol “CLNS PR D” through its previously announced redemption date of July 2, 2018.

The foregoing description of the Articles of Amendment and Amended and Restated Bylaws is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by, the Articles of Amendment and Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement
3.2	Amended and Restated Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 25, 2018	COLONY CAPITAL, INC.

		By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Financial Officer and Treasurer